EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

                              FULFILLMENT AGREEMENT

This Fulfillment Agreement, including all exhibits and attachments hereto (the "Agreement") is entered into this 1st day of December, 1998 (the "Effective Date"), by and between NAVARRE CORPORATION, a Minnesota corporation ("Navarre") with its principal place of business at 7400 49th Avenue North, New Hope, Minnesota 55428 and NETRADIO CORPORATION, a Minnesota corporation ("NetRadio") with its principal place of business at Riverplace Exposition Hall, 43 Main Street Southeast, Suite 149, Minneapolis, Minnesota 55414.

                                    RECITALS

WHEREAS, Navarre is in the business of sales and distribution of audio/video computer software, compact disks, cassettes and DVDs, and provides, packs and ships such products to the NetRadio Retail Website customers; and

WHEREAS, NetRadio operates several "Online Retail Websites" on the "World Wide Web" through which it intends to sell "Products" (as hereinafter defined) to consumers including, but not limited to, audio/video computer software, compact disks, cassettes, vinyl, and DVDs, via a Website channel; and

WHEREAS, NetRadio desires to engage Navarre for the purpose of fulfilling NetRadio purchase orders for Products on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS.

     (a) "Product(s)" shall mean audio and/or video products and computer software items including, but not limited to, compact disks, cassettes, vinyl, singles, computer software programs, and DVD available for sale as offered over the NetRadio Websites or as available from time to time on the NetRadio Websites and any partner Websites via "Nested Commerce."

     (b) "Nested Commerce" shall mean the business conducted by creating NetRadio Retail Website "Virtual Storefronts" on other, non-owned Websites. The purpose is to distribute the NetRadio Retail Websites to as many locations as possible in exchange

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

          for a commission on Products sold off of the Nested Commerce Websites. The goal for Nested Commerce is to maximize sales for NetRadio Retail Websites.

     (c) "Navarre Payments" shall mean all payments due Navarre from NetRadio based on the pricing list and payment schedule set forth on the attached Exhibit A, which pricing list may be updated by Navarre from time to time, and such updates shall be a part of this Agreement within [60] days after Navarre's delivery to NetRadio of an updated Exhibit A.

     (d) "Term" shall mean the term of this Agreement [which shall be for approximately five (5) years] beginning on the date of this Agreement and ending on December 1, 2003. Thereafter, the Agreement shall automatically renew for successive [one (1)] year periods unless sooner terminated by one or the other of the parties in accordance with the procedures set forth in Section 10 of this Agreement.

     (e) "User(s)" shall mean those individuals or entities who sign on to a NetRadio Website and who are potential customers.

     (f) "SCICOM" shall mean the company that provides Management Information Systems ("MIS") for Navarre including inventory updates, order status, and database updates.

2.   GRANT.

     (a) BASIC AGREEMENT. NetRadio and Navarre agree to develop a computer interface for the purposes of conducting small order music product transactions via on-line retail stores. NetRadio has built and will maintain Online Retail Websites. NetRadio will also conduct all marketing and merchandising efforts, collect orders and send such orders to Navarre via Electronic Data Interchange ("EDI"). Navarre will be responsible for picking, packing and shipping orders directly to NetRadio's customers. Navarre hereby accepts such grant and agrees to fulfill such orders as set forth herein.

     (b) INTERNET FULFILLMENT. During the term of this Agreement, Navarre agrees that it will not provide Internet fulfillment of Products for any other exclusive Internet company; provided, however, that Navarre reserves the right to provide Internet fulfillment for any current or prospective retail customer of Navarre that also buys audio CD product from Navarre for its retail sales establishments. If Navarre does provide such Internet fulfillment, it will be at a pricing schedule equal to or higher than the prices then charged to NetRadio.

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EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

     (c) COMPLIANCE. NetRadio and Navarre agree to implement such practices and procedures as are necessary to assure the compliance of either party, or any division thereof, with the terms and conditions of this Agreement.

     (d) SET UP. Navarre will provide database and technical assistance to NetRadio for the testing of NetRadio's EDI transmission of orders to Navarre's inventory and IT system.

     (e) ADVERTISING REVENUE. NetRadio will procure co-op advertising revenue from media software manufacturers. Navarre will administer co-op funds for all NetRadio Retail Website co-op advertising programs from labels distributed by Navarre. In exchange for co-op administration services, Navarre will receive a 15% commission for such services performed on labels distributed by Navarre.

     (f) "FIRST-CHOICE SUPPLIER". Navarre will be a "First-Choice" supplier of Products and related order fulfillment services for NetRadio Retail Websites; provided, however, that NetRadio may utilize third party fulfillment sources for any Products not available through Navarre. The mutual goal for NetRadio and Navarre will be to provide a competitive range of products, at a competitive retail price, for all NetRadio Retail Websites and be competitive with industry benchmarks for fulfillment, delivery, and service. First-Choice is defined as follows:

               NetRadio's e-commerce engine will search the Navarre database system for immediate availability of Product inventory before any other fulfillment source is used. If Navarre's database indicates that inventory is available, Navarre shall notify NetRadio in writing within 24 hours if for any reason such inventory is not immediately available for shipment. If Navarre has current inventory, and the lowest cost per item, for the selected product, Navarre will receive the purchase order via EDI from NetRadio. If Navarre does not carry current inventory for the selected product, NetRadio will then search secondary fulfillment sources for inventory availability. In the case of a multiple unit order, Navarre must be able to fulfill all items on a multiple-unit order, at the lowest cost per item, to avoid a duplication of shipping costs to NetRadio (by using multiple fulfillment sources to fulfill one transaction). If Navarre cannot fulfill all items for a multiple unit order, NetRadio's e-commerce engine will search for a secondary fulfillment source that can fill all items on the purchase order.

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

3.   ORDER PROCEDURE.

     (a) FULFILLMENT. The following sets forth NetRadio's service requirements from Navarre's fulfillment and warehouse operational systems:

          (i) STANDARD. Standard orders are defined as orders shipped domestically and internationally via carriers other than overnight carriers (FedEx, UPS Overnight, Airborne Express, etc.). On any business day that Navarre receives standard orders by 1:00 p.m. Central Standard Time ("CST"), it will ship the orders the same business day. Standard orders received after 1:00 p.m. CST will be deemed received the next business day and Navarre will ship these orders the next business day. Orders from NetRadio retail Websites will be transmitted via EDI every hour. The fulfillment goal for standard shipments for United States orders shall be shipment to the customer within three (3) business days from receipt of the order at NetRadio. The fulfillment goal for international order delivery is to have Products arrive within seven (7) to ten (10) business day from the receipt of the order.

          (ii) PRIORITY. Priority orders are defined as orders shipped domestically via Federal Express, UPS overnight or 2 Day or Airborne Express. Priority orders received on any business day by 11:00 a.m. CST will be shipped on the same day. Orders received after 11:00 a.m. CST will be shipped the following business day.

          (iii) PEAK PERIODS. The first day of a business week and any day on which order volume is greater than 20% above average (calculated on a floating 30-day basis) is defined as a "Peak Period." Navarre shall use best efforts to (a) notify NetRadio in advance of any seasonal or other anticipated Peak Periods and (b) adhere to the fulfillment policies set forth above during Peak Periods, but its failure to so adhere during Peak Periods shall not be considered a default under this Agreement.

          (iv) PRE-ORDERS. NetRadio shall collect pre-orders until five (5) business days prior to the date that a new release title is first to be made available to consumers (the "street date"), at which point such pre-orders will be forwarded in a separate batch-EDI to Navarre on the date and time of day required by Navarre. Navarre shall ship all pre-

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

               orders no later than street date minus one day, provided Navarre has received the new release title(s) from the label/distributor of such new release(s) in time for processing. If a street date is delayed, NetRadio will be responsible for holding the pre-orders until five (5) days before the new street date.

          (v) BACK-ORDERS. NetRadio may elect to have Navarre hold an order that has one or more items out of stock (only if secondary fulfillment sources are also out of stock) until it is completely fulfilled by typing a "Y" in the "ship complete" field of the EDI inbound specifications. NetRadio may inform Navarre from time to time of the number of days, up to a maximum of 30 days (the "Back-Order Period"), that Navarre is to hold such "ship complete" orders before shipping the available Products and canceling the out of stock Products. In the event that all Products included in an order are out of stock, and secondary fulfillment sources cannot ship an order, Navarre will hold the order for a 30 day period before canceling the order (subject to prior cancellation of such order by NetRadio).

          (vi) INVENTORY. Navarre will provide NetRadio with inventory updates on an hourly basis via File Transfer Protocol ("FTP"). This FTP update should occur during Navarre business hours, second shifts, and any time that SCICOM updates the Navarre inventory database. Since the NetRadio Retail Websites are open 24 hours a day and seven days a week, this information is vital for timely, accurate information for NetRadio customers. NetRadio will e-mail customers with information on inventory availability. NetRadio customers will have the option of canceling an order that cannot be fulfilled, or choosing to elect an option of waiting no longer than 30 days for the back-ordered Product to be fulfilled. In addition, if Navarre's record keeping is inaccurate and/or Navarre cannot ship requested inventory within 24 hours, NetRadio shall be entitled to use alternative fulfillment sources.

          (vii) LABELS; PACKING SLIPS. At the request and with the approval of NetRadio, Navarre will create customer mailing labels AND packing slips with NetRadio Retail Website logos for all orders shipped from Navarre.

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

          (viii) PACKAGING. Navarre will strive for the highest quality of package presentation for all items fulfilled by Navarre. This includes, but is not limited to (1) cardboard box packaging for all configurations for media software, (2) even alignment of the mailing label on the top of the carton, (3) even alignment of sealing tape on the shipping carton, (4) the packing list shall be neatly folded and placed INSIDE of the carton, (5) packaging shall be consistent with other, leading Online Retail Websites. This will help maintain the consumer perception that NetRadio Retail Websites are of the highest quality and consistent with industry benchmarks.

          (ix) NAVARRE PAYMENTS. At the end of each month, NetRadio shall transfer the Navarre Payments for Product orders for the month to the Navarre account designated for this purpose by Navarre. Calculations of the Navarre Payment due each month shall be based on the total Navarre Product orders completed at the prices calculated in accordance with the pricing sheet attached to this Agreement as Exhibit A.

          (x) MONTHLY REPORTS. NetRadio and Navarre shall compare and deliver to the other party summary reports of Product transactions each month within 15 days of the end of each calendar month. These reports will verify and confirm that unit sales and costs are accurate and the respective sales reporting systems are in synch.

4.   PRODUCT RETURNS.

     (a) RETURN POLICY. Navarre will re-fulfill orders to NetRadio's customers at no additional fulfillment or return processing costs to NetRadio for returnable Product, under the following circumstances:

          (i) Items reported as missing by the consumer that were listed on the invoice as fulfilled;

          (ii) Items returned as incorrect items shipped (items included in the package that were not listed on the invoice); and

          (iii) Items returned as defective product. Return processing information will be posted weekly to Navarre's Bulletin Board System.

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

     (b) RETURNS. Navarre will accept NetRadio Retail Website returns into the Navarre warehouse facility. Shipping instructions and return policies will be included on the back of each packing list.

     (c)  RESTOCKING FEE. All accepted returns, other than those set forth in
          Section 4(a) above, will include a [Confidential Treatment Requested] percent [Confidential Treatment Requested] restocking fee payable to Navarre for processing such returns. NetRadio will also pay a [Confidential Treatment Requested] refurbishing fee on all accepted open returns.

     (d) MODIFICATIONS. Navarre and NetRadio reserve the right to modify respective return policies through mutual agreement from time to time by way of written notice.

     (e) RESTRICTED RETURNS. Navarre will not accept for return accessories, blank tape and vinyl product (including, without limitation, LPs and 12" singles), shopworn product (items that have damage to the artwork, have foreign substance on the media or have been defaced), imports, limited editions, Product identified in the Navarre database as non-returnable, Product sold by a record club, promotional product (free product give-a-ways), counterfeit product, product without the original artwork or liner notes, or Product with a last customer return date (as defined in the Navarre database documentation) prior to the date the returned Product is received by Navarre from NetRadio. In addition, Navarre does not accept return of opened CDs from the following: (1) Sony Music Entertainment ("Sony"); (2) Universal ("UNI"); (3) Warner, Electra & Atlantic ("WEA"); or (4) Polygram Distribution ("PGD") CDs, or PGD cassettes, or any opened PGD cassettes that do not have their original wrapper intact. For purposes hereof, "opened" means product returned with the top spine label or original manufacturer's "dog-bone" holographic sticker removed or cut in any way.

     (f) CREDIT CARD CHARGE BACKS. NetRadio will be responsible for any required credit card charge back and may set off any Navarre portion of the return against Navarre Payments due in the following month. Products not returned within this 30-day period shall be deemed accepted by NetRadio and its users as non-defective. Other than return of defective Products, NetRadio shall have no right of return or refund without the express written approval of Navarre.

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

5.   SHIPPING.

     (a) RISK OF LOSS. All shipments under this Agreement shall be F.O.B. Navarre's shipping facility. Title and risk of loss with respect to all orders and Products shipped by Navarre under this Agreement shall pass to NetRadio or its customers upon delivery of the Products to the carrier at the point of shipment. In the event of shipping damage or orders lost in shipment, Navarre will assist in filing a claim on behalf of NetRadio and will credit NetRadio any amounts received or credit to Navarre in connection with each claim.

     (b) CHOICE OF CARRIER. Navarre shall ship the order with the carrier requested by NetRadio or its customer. Navarre shall cancel any order for which the delivery address is not serviced by the indicated carrier, and NetRadio shall have the option to retransmit the order to be shipped via a secondary fulfillment source or alternate carrier.

     (c) SHIPPING COSTS. Navarre shall invoice NetRadio's customers at such rates as are requested by NetRadio. NetRadio shall pay Navarre shipping costs per the shipping tables attached hereto as Exhibit B (as amended from time to time by Navarre). Navarre shall provide NetRadio written notice of shipping rate changes and the effective date of such changes. Navarre represents that the shipping costs charged to NetRadio are its actual shipping costs (not considering rebates).

     (d) PAPER INSERTS. NetRadio shall pay a fee of [Confidential Treatment Requested] per paper insert packed by Navarre at the request of NetRadio in Product shipped under this Agreement. NetRadio shall supply the required paper inserts at no cost to Navarre. All paper inserts must be lightweight, paper-based, promotional items the same size or smaller than a standard single CD, or pre-folded to such size.

     (e) MERCHANDISE INSERTS. At NetRadio's request, Navarre shall insert promotional merchandise inserts in its orders at a cost to be negotiated by the parties. NetRadio shall supply those inserts at no cost to Navarre.

     (f) INSERT BAR-CODES. A unique UPC bar-code is required for each merchandise insert. NetRadio shall purchase and apply a proprietary bar-code on all merchandise inserts. At NetRadio's request or if the bar-code does not meet Navarre's standards, Navarre shall create and apply a bar-code for a fee of [Confidential Treatment Requested] per applied bar-code.

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

     (g) EXCLUSIVE MERCHANDISE. Navarre shall receive, warehouse and ship exclusive merchandise sold through NetRadio for a fee to be negotiated after a sample has been received and reviewed for packing and shipping requirements. For merchandise that is standard Product (single CDs or cassettes and single VHS) a fee of [Confidential Treatment Requested] per unit will be applied.

6.   PAYMENTS.

     (a) PRICING SHEETS. The Navarre Payments due Navarre from NetRadio for the sales of Products shall be determined as set forth on the pricing sheets attached to this Agreement as Exhibit A.

     (b) NAVARRE PAYMENTS. All Navarre Payments shall be made in United States dollars, and shall be made without deduction or withholding. All risk of currency exchange shall be borne by NetRadio. Navarre's fees do not include any foreign, national, state or local sales, use, value-added, withholding or other taxes, custom duties or similar tariffs and fees which Navarre may be required to pay or collect upon delivery of the Products. Should any tax or levy be made, NetRadio agrees to be fully responsible for, and promptly pay such tax or levy and indemnify Navarre for any claim for such tax or levy demanded. NetRadio is not liable for any income taxes due by Navarre. NetRadio agrees to provide Navarre with appropriate resale certificate numbers and other documentation satisfactory to the applicable taxing authorities to substantiate any claim of exemption from any such taxes or fees.

7.   FURTHER OBLIGATIONS.

     (a) "FIRST-CHOICE" PROVIDER. NetRadio agrees that Navarre is, for the Term of this Agreement, NetRadio's First-Choice provider for fulfillment of Products sold over the NetRadio Websites.

     (b) EMPLOYEES. Navarre and NetRadio shall each assign specific individuals to assist the other in the fulfillment of this Agreement for order placement and confirmation.

     (c) DISCLOSURE. Navarre and NetRadio may make public statements about the existence of general terms of this Agreement.

     (d) INFORMATION DATABASE. NetRadio maintains the rights and ownership of the customer "Transaction Information Database" of sales off of NetRadio Retail Websites. Both parties shall use best efforts to ensure maximum security of transaction information maintained on each party's computer system including, but not limited to, the names,

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

          addresses and Products ordered by NetRadio's customers. NetRadio and Navarre shall not sell, license, or transfer the customer information database to a third party as this would be a violation of the NetRadio customer "Privacy Pledge."

     (e) FILL RATES. Navarre shall strive to maintain 24-hour turnaround fill rates greater than 90% for all items listed in the Navarre inventory database as "in stock." If Navarre-distributed transaction fill rates fall below the 90% level, NetRadio reserves the right to direct orders to secondary fulfillment sources until Navarre can achieve fill rates above the 90% level. In addition, if Navarre cannot ship any particular product or products within 24 hours, NetRadio shall be entitled to use secondary fulfillment sources.

8.   CONFIDENTIALITY.

     (a) CONFIDENTIAL INFORMATION. During the Term of this Agreement, and for a period of two (2) years from the termination or expiration of this Agreement, NetRadio and Navarre mutually agree to keep in confidence and prevent the acquisition, disclosure, use or misappropriation by any person or persons of information relating to this Agreement, including but not limited to all types of information regarding customer and supplier lists, pricing information, new product development, technical information, data, formulas, patterns, compilations, programs, devices, methods, techniques, marketing plans, business procedures, agreements with any supplements, techniques or know-how, processes or other proprietary or confidential or intellectual proprietary information (hereafter "Confidential Incorporation") which is received from either party under this Agreement; provided, however, that neither party shall be liable to the other party for disclosure of any data if the same is disclosed with the prior written approval of the other party. Both parties agree that if it breaches this non-disclosure agreement, the owner of the Confidential Information shall suffer irreparable injury and be entitled immediately to a temporary and permanent injunction.

     (b) EXEMPT CONFIDENTIAL INFORMATION. The foregoing confidentiality obligation shall not apply to information which the recipient can demonstrate by written evidence:

          (i) is or becomes publicly available without breach of this Agreement by the party receiving the Confidential Information;

          (ii) is released for disclosure by the disclosing party with its written consent;

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

          (iii) is known by the receiving party prior to the disclosure;

          (iv) is rightly received by the receiving party from a third party without confidential limitations; or

          (v) is hereafter disclosed by the owner of the Confidential Information to a third party without restriction on disclosure.

     (c) CONFIDENTIAL INFORMATION REPRESENTATIONS. NetRadio and Navarre each hereby agree:

          (i) that all Confidential Information remains the property of the disclosing party and will upon written request by the disclosing party, promptly return all Confidential Information to the disclosing party;

          (ii) that the parties hereto shall disclose Confidential Information in writing when practical, and when Confidential Information is disclosed orally, shall promptly confirm such Confidential Information in writing;

          (iii) that the parties hereto shall not disclose Confidential Information given to it by the other party to any person, real or legal, except as necessary for the other party to perform its obligations under this Agreement;

          (iv) that the parties hereto shall require employees and third parties having necessary access to Confidential Information obligations of confidence and non-use consistent with this non-disclosure agreement;

          (v) that the parties hereto shall exercise the same degree of care to safeguard the confidentiality of such Confidential Information as it would exercise in protecting the confidentiality of similar property of its own (but in no event less than is standard in the industry); and

          (vi) that the parties hereto use their best efforts to prevent inadvertent or unauthorized disclosure, publication or dissemination of any Confidential Information.

     (d) UNAUTHORIZED USE OF CONFIDENTIAL INFORMATION. Each party shall notify the other of any actual or suspected unauthorized use or disclosure of Confidential Information

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

          of infringement of any proprietary rights of which such party has knowledge and will reasonably cooperate with the other party in the investigation and prosecution of such unauthorized use, disclosure or infringement.

     (e) CONFIDENTIAL INFORMATION SURVIVAL. This confidentiality and non-disclosure agreement shall survive the termination or expiration of the entire Agreement.

9.   REPRESENTATIONS, WARRANTIES AND INDEMNIFICATIONS

     (a) NETRADIO RIGHTS. NetRadio represents and warrants to Navarre that it has (i) used best-practices to obtain the sufficient rights to all the code, documentation, trademarks, trade names, copyrights and other intellectual properties that are contained in the NetRadio Website(s) or the Products to be sold by NetRadio, and has (ii) procured the right to grant the rights contemplated by this Agreement.

     (b) NETRADIO INDEMNIFICATION. NetRadio shall indemnify Navarre and hold Navarre harmless from and against any and all claims, costs, or damages arising from any claim relating to Paragraph 9(a) above.

     (c) NAVARRE RIGHTS. Navarre represents and warrants to NetRadio that it has (i) used best-practices to obtain the sufficient rights to all the code, documentation, trademarks, trade names, copyrights and other intellectual properties that are used in Navarre's business or the Products to be sold by Navarre, and has (ii) procured the right to grant the rights contemplated by this Agreement.

     (d) NAVARRE INDEMNIFICATION. Navarre shall indemnify NetRadio and hold NetRadio harmless from and against any and all claims, costs, or damages arising from any claim relating to Paragraph 9(c) above.

     (e) AUTHORITY. Each party represents to the other party that it has authority to enter into this Agreement and to carry out the transactions contemplated herein.

10. TERMINATION. Either party may terminate this Agreement upon thirty (30) days' written notice under the following conditions:

     (a) MUTUAL BREACH. On thirty (30) days written notice, for material breach of the terms by the other party hereof unless the breach is cured in the said thirty (30) days; or

     (b) CEASE BUSINESS. Immediately if the other party shall cease conducting business in the normal course for more than 10 days; or

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

                  (c) INSOLVENCY. Immediately if the other party becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver provided such action is not dismissed within sixty (60) days; or

                  (d) DISCONTINUATION. Navarre or NetRadio delivers to the other party a 30-day written notice of termination for a material breach of this Agreement, provided such breach was previously identified by way of written notice and the other party failed to resolve such breach within thirty (30) days; or

                  (e) DISCONTINUATION. Navarre discontinues fulfillment services to online customers or NetRadio discontinues the online sale of pre-recorded music.

11. DISPUTES AND RESOLUTIONS. The Agreement shall be governed by the laws of the United States and the State of Minnesota (without regard to its principles of conflicts of laws) and without regard to any state or federal provision providing for the interpretation of an agreement more strongly against the drafter thereof. Both parties expressly reject the application of the United Nations Convention on Contracts for the International Sale of Goods. All disputes related to this Agreement shall be subject to the jurisdiction of the United States Federal Court in Minneapolis, Minnesota. Provided, however, that this clause shall not be construed to limit or preclude either party from bringing any action in any court of competent jurisdiction for an injunction or other provisional relief as either party deems to be necessary or appropriate to compel either party to fulfill its obligations hereunder or to protect the trademark or other proprietary rights of either party.

12. MISCELLANEOUS PROVISIONS.

     (a) AGREEMENT NOT TO CONSTITUTE JOINT VENTURE. Nothing in this Agreement shall be construed as making either NetRadio or Navarre the agent of, or in joint venture with, the other for any purposes except as specifically set forth herein.

     (b) ASSIGNMENT. This Agreement and the rights and obligations hereunder shall not be assigned by either party without the prior written consent of the other party.

     (c) ENTIRE AGREEMENT. This Agreement represents the final, complete and understanding of every kind or nature whatsoever between the parties hereto concerning this subject.

     (d) COVENANTS. The covenants contained in this Agreement which, by their terms, expressed or implied, require performance by the parties after the expiration or

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

          termination of this Agreement, shall be enforceable notwithstanding said expiration or other termination of this Agreement for any reason whatsoever.

     (e) SUCCESSORS AND ASSIGNS. The covenants, conditions and obligations herein contained shall apply to and bind any heirs, successors or assigns of the parties hereto.

     (f) WAIVER. No waiver by Navarre of any breach or series of breaches or defaults in performance by NetRadio and no failure, refusal, delay or neglect of Navarre to exercise any right, power, or option given to it hereunder or to insist upon strict compliance with or performance of Navarre's obligations under this Agreement shall constitute a waiver of the provisions of this Agreement with respect to any subsequent breach thereof or a waiver by Navarre of its right at any time thereafter to require exact and strict compliance with the provisions thereof.

     (g) FORCE MAJEURE. Notwithstanding any provisions of this Agreement to the contrary, neither party shall be liable to the other, nor shall any breach of this Agreement occur, by reason of any delay or loss reasonably incurred by acts of God, fire, natural disaster, governmental order, materials shortages, war, riot or insurgency, work stoppage or strike, or other such occurrence.

     (h) SALES. The Products subject to this Agreement shall be sold, advertised, and promoted by NetRadio in accordance with all applicable laws, rules, and regulations, and the policies and methods of sale, advertising, and promotion shall be of high standard and shall in no manner reflect adversely upon Navarre. It is expressly understood that it is the responsibility of NetRadio to comply with all applicable regulations, including but not limited to, licensing, royalty and copyright requirements. Additionally, it is the sole responsibility of NetRadio to pay all duties, tariffs and taxes relating to sale of the Products.

     (i) SEVERABILITY. This Agreement is severable and the invalidity of any term or condition shall not affect the validity of any other term or condition. Nothing contained in this Agreement shall be construed as requiring the commission of any act contrary to the law. Whenever there is any conflict between any provisions of this Agreement and any present or future statute, ordinance, or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event the provision of this Agreement thus affected shall be curtailed and limited to only the extent necessary to bring it within the requirements of law. In the event that any part, article, paragraph, sentence, or clause of this Agreement shall be held to be indefinite, invalid, or otherwise unenforceable, the indefinite, invalid, or unenforceable

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

          provision shall be deemed deleted, and the remaining part of the Agreement shall continue in full force and effect, unless said provision pertains to the payment of fees in which case this Agreement shall terminate. If any tribunal or court of appropriate jurisdiction deems any provision hereof, other than for the payment of money, unenforceable, such provision shall be modified only to the extent necessary to render it enforceable and this Agreement shall be valid and enforceable and the parties hereto agree to be bound by and perform same as thus modified.

     (j) INCORPORATION OF EXHIBITS. The provisions set forth in Exhibits A and B as may be updated from time to time by Navarre, are a part hereof as if fully incorporated into this document, and shall supersede the terms and conditions of the body of this Agreement to the extent that they are inconsistent with the same.

     (k) COUNTERPARTS. This Agreement may be executed in various counterparts or copies, all of which, when taken together, shall constitute the entire agreement.

     (l) AMENDMENTS. All amendments or modifications to this Agreement must be in writing and signed by all parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NAVARRE CORPORATION,                           NETRADIO CORPORATION,
a Minnesota corporation                        a Minnesota corporation


By:   /s/  ERIC H. PAULSON                     By:   /s/  EDWARD A. TOMECHKO
   ----------------------------                   -----------------------------
Its:  President                                Its:  President and C.E.O.

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

                                    EXHIBIT A
                       PRICING SHEET and PAYMENT SCHEDULE


                                  Pricing Sheet


     MANUFACTURERS
       SUGGESTED            CD              CASSETTE             PRIMARY PRODUCT
      LIST PRICE           COST               COST                  CATEGORIES
      ----------           ----               ----                  ----------
[Confidential            [Confidential      [Confidential
 Treatment Requested]     Treatment          Treatment
                          Requested]         Requested]
                                        Cassette Singles
                                        Budget Cass (BMG, UNI) CD
                                        Singles/Cass Maxi
                                        Budget Cassette (PGD, Sony) Cassette
                                        Maxi
                                        CD5
                                        CD5
                                        Midline Cass/Budget CDs

                                        Frontline Bass/Budget CDs (BMG,
                                        CEMA, PGD, Sony, WEA)
                                        Premium Frontline Cass
                                        Budget CD - UNI Midline CD (All Majors)
                                        Premium Frontline CS

                                        Developing Artist Frontline CD
                                        Frontline CD
                                        Frontline CD
                                        Frontline CD


EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

                                        Frontline CD




* NetRadio terms are [Confidential Treatment Requested]

EXHIBIT 10.10                                  CONFIDENTIAL TREATMENT REQUESTED
                                               --------------------------------
                         Certain information has been omitted from this exhibit
                        and filed separately with the SEC pursuant to a request
                                      for confidential treatment under Rule 406

                                    EXHIBIT B
                           SHIPPING & HANDLING CHARGES

NetRadio will pay the following Shipping and Handling costs:
              - For each Domestic order:
                    First unit @ [Confidential Treatment Requested]
                    Each additional unit @ [Confidential Treatment Requested], maximum of [Confidential Treatment Requested] per order
              - For each International order:
                    First unit @ [Confidential Treatment Requested]
                    Each additional unit @ [Confidential Treatment Requested]; maximum of [Confidential Treatment Requested] per order